FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

NOLAND COMPANY

A Virginia Corporation IRS Identification #54-0320170

Commission File No. #2-27393

80 29th Street

Newport News, VA 23607

Telephone: (757) 928-9000

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits

Exhibit Number Description

99 Press Release dated July 22,2004

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Noland Company issued a press release reporting its financial results for the three and six months ended June 30, 2004. A copy of the release is attached as Exhibit 99 to this Form 8-K.

The information in this Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant of the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Noland Company

Date: July 26, 2004 By: Arthur P. Henderson, Jr.

Arthur P. Henderson, Jr.

Vice President - Finance